ORRSTOWN
Financial Services, Inc.

# Investor Presentation

## Second Quarter 2024

# Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

**Forward-Looking Statements**

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; changes in interest rates; the diversion of management's attention from ongoing business operations and opportunities; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in laws and regulations; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; geopolitical tensions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with litigation and legal proceedings; the possibility that the anticipated benefits of the merger with Codorus Valley Bancorp, Inc. (the "Merger") are not realized when expected or at all; the possibility that the Merger may be more expensive to complete than anticipated; the possibility that revenues following the Merger may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the ability to integrate the two companies successfully; the dilution caused by the Company's issuance of additional shares of its capital stock in connection with the Merger; and other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q under the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this presentation are qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue. The review period for subsequent events extends up to and includes the filing date of a public company's financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

**Non-GAAP Disclosures**

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP- Non-GAAP reconciliation.

# Orrstown Financial Services, Inc. (NASDAQ: ORRF) Overview

## Financial Highlights [1]

| | | | | |
|---|---|---|---|---|
| $3.2B Assets | $2.3B Loans | $2.7B Deposits | 3.54% NIM [2] | $2.1B AUM |
| 1.09% ROAA [2] | 12.88% ROAE [2] | 64.6% Efficiency Ratio [2] | 21.6% Fee Income / Op. Revenue | $293MM Market Cap |

## Franchise Overview [1]

- **Founded in 1919**
- **Established track record of profitable growth since 2016**
- **Deposits per Branch: $129MM**
- **Shares Outstanding: 10.7MM**
- **Tangible Book Value per Common Share: $24.08**



PA
Lebanon
Harrisburg
Carlisle
Lancaster
Chambersburg
York
MD
Baltimore
Annapolis
ORRF Branches
ORRF Headquarters

1 - Financial data at or for the quarter ended June 30, 2024.
2 – Annualized and / or Adjusted - Non-GAAP adjustments for certain charges. Please refer to the GAAP – Non-GAAP reconciliation.

# Track Record of Profitable Growth

**2018**
- Acquired **First Community Bank of Mercersburg**

First Community Bank of Mercersburg
Assets: $184MM

**2019**
- **Entered Baltimore market** with acquisition of **Hamilton Bancorp**
- Added **15** commercial lenders
- Closed **3** branches

Hamilton Bancorp, Inc.
Assets: $496MM

**2020**
- Originated **3,200+ Paycheck Protection Program (PPP) loans** totaling **$468MM**
- Closed **5** branches

**2021**
- Originated **3,350+ PPP loans** totaling $232MM
- **Abrigo loan origination system** installed and integrated
- Closed **6** branches and **2** loan production offices

**2022**
- **Loan Growth of $349MM or 19%** (x PPP loans)
- Replaced PPP income from prior years
- Closed **4** branches
- Agreed to sell **1** branch in 2Q23

**2023**
- Loan Growth of **$155MM or 7.3%** annualized (x PPP loans)
- Deposits increased by **$82.6MM or 3.3%** annualized
- Sold **1** Branch

**2Q24 YTD**
- Loan Growth of **$49MM or 4.3%** annualized
- Deposits increased by **$144MM or 11.3%** annualized
- **Closed on merger** with Codorus Valley Bancorp, Inc. July 1, 2024



ROAA 0.75%
ROAA 0.76%
ROAA 1.00%
ROAA 1.14%
ROAA[1] 1.22%
ROAA[1] 1.22%
ROAA[1] 1.14%
$1.9 B
$2.4 B
$2.8 B
$2.8 B
$2.9 B
$3.1 B
$3.2 B
2018
2019
2020
2021
2022
2023
2Q24
Total Assets*

1 - Non-GAAP adjustments for certain charges. Please refer to the GAAP – Non-GAAP reconciliation.
* Total Assets presented in Billions.

# Focus on Growth

| Phase 1<br>Pre-2022 | Phase 2<br>2022-2023 | Phase 3<br>Post 2023 |
|---|---|---|
| **ACQUISITIONS<br>ORGANIC GROWTH<br>KEY HIRES** | **ORGANIC GROWTH<br>BUILD EFFICIENCIES<br>KEY HIRES** | **ORGANIC GROWTH<br>ACQUISITIONS<br>BUILD EFFICIENCIES** |
| • Market Expansion:<br>▪ *Invest in customer facing talent and infrastructure*<br>• Branch Optimization:<br>▪ *Closed 14 branches since 2019*<br>▪ *Currently have 26 branches*<br>• Acquisitions:<br>▪ *First Community Bank of Mercersburg*<br>▪ *Hamilton Bank*<br>• Focus on Revenue Growth:<br>▪ *Deploying excess cash*<br>▪ *Capitalizing on Fee Income opportunities*<br>• Transition from PPP | • Market Expansion:<br>▪ *Continue to invest in customer facing talent and infrastructure*<br>• Product Consolidations<br>• Deposit Retention and Growth<br>• Disciplined Pricing Strategies<br>• Maintain Credit Quality Standards<br>• Technology Initiatives:<br>▪ *Network Upgrade*<br>▪ *Debit Card Processing*<br>▪ *Disaster Recovery*<br>▪ *Digital Offerings*<br>• Expense Management<br>• Capital Management<br>• Achieve Peer Profitability Level | • Market Expansion:<br>▪ *Continue to invest in customer facing talent and infrastructure*<br>• Look to gain market share through acquisitions:<br>▪ *Complement existing Markets*<br>▪ *Disciplined Pricing*<br>▪ *The "Right Fit"*<br>• Maintain Credit Quality Standards<br>• Digital Transformation<br>• Deposit Retention and Growth<br>• Disciplined Pricing Strategies<br>• Expense Management<br>• Capital Management<br>• Maintain Peer Profitability |

**Resetting Growth Strategy upon completion of the merger with Codorus Valley Bancorp, Inc.**

# Strong Geographically Diverse Markets


Central Region
Franklin & Cumberland
Defend Market Share
Harrisburg & West Shore
Growth Market
PA
Lebanon
Harrisburg
Carlisle
Chambersburg
York
Lancaster
Eastern Region
Lancaster / Berks
Growth Market
MD
Baltimore
Maryland Region
Greater Baltimore
Growth Market
Annapolis
ORRF Branches
ORRF Headquarters

## Geographic Focus Driven by Relationship Banking Model

- ✓ Three geographic regions pre-merger; added fourth York and Adams County region in the merger
- ✓ Markets connected by significant highway infrastructure
- ✓ Focus on commercial lending and deposit relationships
- ✓ Growth markets are well-positioned for continued commercial loan growth and fee income penetration

# Strong Loan Growth

## Loans ($ in millions)



$1,248
$425
$823
$1,644
$566
$1,078
$1,980
$438
$403
$1,139
$1,980
$383
$190
$1,407
$2,151
$431
$1,721
$2,298
$468
$1,831
$2,347
$477
$1,870
2018
2019
2020
2021
2022
2023
2Q24
Commercial Loans
PPP Loans
Consumer Loans

**12%**

Total Gross Loans CAGR

**16%**

Commercial Loans CAGR

## 2Q24 Loan Composition [1]



Non-owner occupied CRE 30%
Owner occupied CRE 16%
Multi-family 7%
Acquisition & development 7%
Yield on Loans: 6.17% 2
Non-owner occupied residential 4%
Other 0%
Commercial & industrial 16%
Residential mortgage 20%

Total Loans: $2.3 billion

1 - Financial data as of June 30, 2024.

2 – Yield on Loans represents three months ending June 30, 2024.

# Focus on Core Deposits

## Deposits ($ in millions)



$1,559
$384
$1,175
$1,876
$520
$1,356
$2,357
$396
$1,961
$2,465
$302
$2,163
$2,476
$251
$2,225
$2,559
$407
$2,152
$2,702
$489
$2,213
2018
2019
2020
2021
2022
2023
2Q24
Core Deposits
Time Deposits

**11%** Total Deposit CAGR

**12%** Total Core Deposit CAGR

## 2Q24 Deposit Composition [1]



Total Deposits: $2.7B
Cost of Deposits: 2.26% [2]
Money Markets 23%
Savings 6%
Time Deposits 18%
Non-Interest DDA 16%
Interest DDA 37%

**82%** Core Deposits

**87%** Loan-to-Deposit Ratio

1 - Financial data as of June 30, 2024.

2 – Cost of Deposits represents three months ending June 30, 2024.

# Diversified Revenue Streams

- $2.1 billion in assets under management as of June 30, 2024
- Opportunity to gain market share in growth markets
  - ✓ Wealth management and mortgage not yet to scale in growth markets
- Focus on value added fee income
- Continue to seek swap fee opportunities

**21%**[1]

2Q24 YTD Fee Income / Operating Revenue

1 - Non-GAAP calculation - Please refer to the GAAP- Non-GAAP reconciliation.

## Non-Interest Income ($ in millions)



$21.0
$28.5
$28.3
$29.2
$27.0
$25.7
$27.6
2018
2019
2020
2021
2022
2023
2Q24 YTD Annualized

## 2Q24YTD Non-Interest Income Breakout



18%
16%
14%
6%
46%
Wealth management
Mortgage banking
Interchange income
Service charges
Other income

# Operational Efficiency

Our current focus is on implementing **processing efficiencies** and **optimizing results**:

- Efficiency ratio declined from **79%** for the year ended December 31, 2018 to **65%** [1] for the quarter ended June 30, 2024
- **Technology enhancements** and **process automation initiatives** designed to further increase efficiencies and provide a better level of service both internally and externally
- Branch optimization: **19 branches** and **2 loan production offices** closed since 2019 and **1 branch** sold in 2023
- Deposits per branch has increased from **$50 million** at December 31, 2018 to **$129 million** at June 30, 2024

Efficiency Ratio [1]



79%
79%
66%
64%
63%
63%
65%
2018
2019
2020
2021
2022
2023
2Q24

Deposits per Branch ($ in millions)



2.6x
$50
$51
$74
$95
$113
$122
$129
2018
2019
2020
2021
2022
2023
2Q24

1 - Non-GAAP adjustments for certain charges in 2022-24. Please refer to the GAAP- Non-GAAP reconciliation.

# Disciplined Underwriting and Risk Management

- **Conservative underwriting** approach supported by strong asset quality metrics
- Recently **tightened credit policy** on select segments
- Credit analysis for both new deals and periodic reviews includes **targeted review** of potential negative factors
- Recent **decrease in NPLs/ NPAs** related to the favorable resolution of several loans in 2024, including the payoff of a large construction-to-permanent credit

## Strong Historical Performance



0.27%
0.46%
0.37%
0.23%
0.70%
0.83%
0.26%
(0.04%)
0.02%
(0.01%)
0.00%
0.01%
0.03%
0.01%
2018
2019
2020
2021
2022
2023
2Q24YTD 1
NCOs / Avg. Loans
NPAs / Total Assets
1.12%
0.89%
1.02%
1.07%
1.17%
1.25%
1.27%
271%
138%
196%
328%
122%
112%
357%
2018
2019
2020
2021
2022
2023
2Q24
Reserves / NPLs
Reserves / Total Loans

1 - Annualized

# Enhanced Profitability Levels

## Earnings Growth [1]



$1.50
$1.61
$2.40
$2.96
$3.25
$3.51
$12.8
$16.9
$26.5
$32.9
$34.8
$36.6
$17.9
2018
2019
2020
2021
2022
2023
2Q24YTD
Net Income ($ in millions)
Diluted EPS

**23%**

Net Income CAGR 2018-23

**19%**

Diluted EPS CAGR 2018-23

1 - Non-GAAP adjustments for certain charges in 2022-24. Please refer to the GAAP- Non-GAAP reconciliation.

## Return on Average Assets & Equity [1]



8.56%
8.21%
11.66%
12.54%
14.25%
15.06%
13.33%
0.75%
0.76%
1.00%
1.14%
1.22%
1.22%
1.14%
2018
2019
2020
2021
2022
2023
2Q24YTD
ROAE
ROAA

## Net Interest Income and Net Interest Margin



3.36%
3.43%
3.44%
3.25%
3.81%
3.80%
3.65%
$52.2
$69.3
$83.6
$87.0
$99.6
$104.9
$53.0
2018
2019
2020
2021
2022
2023
2Q24YTD
Net Interest Income ($ in millions)
Net Interest Margin

# Earnings Driving Capital & Dividend Growth

## Tangible Book Value per Share ("TBVPS")[1]



$17.24
$18.76
$21.72
$24.85
$22.76
$27.12
$28.57
$16.73
$17.65
$19.93
$22.32
$19.47
$23.03
$24.08
2018
2019
2020
2021
2022
2023
2Q24
TBVPS
Cumulative Dividends Since 2018

## Tangible Common Equity and TCE/TA %



8.2%
8.3%
8.2%
8.9%
7.1%
8.0%
8.1%
$158
$198
$223
$250
$208
$245
$258
2018
2019
2020
2021
2022
2023
2Q24
Tangible Common Equity ($M)
TCE / TA (%)

## Stock Price & Shareholder Return



Return Since 2018 – 115.8%[2]
$50
$40
$30
$20
$10
$18.21
$22.62
$16.55
$25.20
$23.16
$29.50
$34.78
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
07/25/24
ORRF Stock Price

## Dividends per Share



$0.51
$0.60
$0.68
$0.74
$0.76
$0.80
$0.86 3
2018
2019
2020
2021
2022
2023
2024 Projected

1 – Non-GAAP calculation - Please refer to the GAAP- Non-GAAP reconciliation.
2 – Calculated return includes the cumulative dividend paid since 2018
3 – The Board of Directors approved increase of the quarterly dividend to $0.23 per common share in July 2024.

# Right People, Aligned for Success

| Name | Title | Banking Experience | Joined ORRF |
|---|---|---|---|
| Thomas R. Quinn, Jr. | *President & CEO* | 33 years | 2009 |
| Craig Kauffman | *EVP /Chief Operating Officer* | 39 years | 2024 |
| Neelesh Kalani | *EVP/Chief Financial Officer* | 19 years | 2020 |
| Stephen Altland | *SVP/Director of Wealth Management* | 37 years | 2024 |
| Harland E. Carney III | *EVP/Market President* | 30 years | 2024 |
| David M. Chajkowski | *EVP/Chief Credit Officer* | 21 years | 2016 |
| Chad M. Clabaugh | *EVP/Consumer Banking Officer* | 43 years | 2024 |
| Robert G. Coradi | *EVP/Chief Risk Officer* | 35 years | 2012 |
| Amy L. Doll | *EVP/Chief Operations & Technology Officer* | 22 years | 2024 |
| Matthew Dyckman | *EVP/General Counsel* | 26 years | 2021 |
| Philip E. Fague | *EVP/Trust and Wealth Management* | 35 years | 1988 |
| Jeffrey S. Gayman | *EVP/Mortgage & Retail Banking* | 27 years | 1996 |
| Christopher D. Holt | *EVP/Market President* | 34 Years | 2019 |
| David T. Hornberger | *EVP/Market President* | 37 years | 2016 |
| Zachary M. Khuri | *EVP/Market President* | 19 years | 2019 |
| Heather K. Knisely | *EVP/Chief Human Resources Officer* | 26 years | 2018 |
| Adam L. Metz | *EVP/Chief Revenue Officer* | 27 years | 2016 |

## Significant Experience

- Average **30 years** of **banking experience**, mostly from money center and large regional banks
- **Mix of newer and more seasoned employees** from larger financial institutions brings **diverse** experience and viewpoints

## Compensation Aligned with Shareholder Value

- Pay for profitability, not growth
- **Short-term incentives:** paid in cash and based on achievable goals of ROE and net income
- **Long-term incentives ("LTI"): paid in stock**
- All LTI's have **clawback** and **anti-hedging provisions** incorporated

# Strategic Focus: Optimizing Results

**Diversified income streams provide flexibility in uncertain market conditions**

- Effective management of pricing and interest rate sensitivity
- Emphasis on growing fee income from valued added products and services
  - ✓ Swaps
  - ✓ Interchange
  - ✓ Trust & Wealth Management
  - ✓ Mortgage Banking

**Human capital**

- Continued investment in talent to position the organization for success
- Embracing work flexibility to attract and retain employees
- Performance-based Incentive structures
- Renewed focus on developing talent from within, including management associates program

**Asset quality**

- Continue proactive efforts to maintain asset quality standards
- Early identification and quick resolution of problems

# Strategic Focus: Optimizing Results (cont'd)

**Balance sheet optimization**

- Continue with a disciplined growth mentality
- Improve balance sheet mix through cross selling efforts
- Grow deposits to limit reliance on other funding sources

**Capital Management**

- Remain well capitalized with retained earnings supporting balance sheet growth
- Increased quarterly cash dividend to $0.23 per share in July 2024
- Evaluate stock buy backs based on market conditions

**Expand use of technology / process automation initiatives**

- Enhance the digital platforms to elevate the customer experience
- Upgrade infrastructure to gain efficiencies
- Improved Treasury Management applications

# Investment Highlights

- ✓ Commanding Position in Attractive and Diverse Markets
- ✓ Established Track Record of Profitable Growth through Relationship Banking Model
- ✓ Diversified Revenue Streams
- ✓ High Quality Core Deposit Base
- ✓ Balance Sheet Well-Positioned for Changing Rate Environments
- ✓ Disciplined Underwriting and Risk Management
- ✓ Experienced Management
- ✓ History of Successfully Executing Acquisitions
- ✓ Significantly Enhanced Scale From Recently Completed Merger of Equals
- ✓ Increased Market Capitalization From Merger of Equals Enhances Shareholder Liquidity

**ORRSTOWN Financial Services, Inc.**

## Merger of Equals With Codorus Valley Bancorp, Inc.

## Completed July 1, 2024

Note: The slides in Appendix A are from the Investor Presentation filed with the SEC on December 12, 2023.

# Creating a High Performing Community Banking Franchise

## Significantly Enhanced Scale[1]

$5.3B
Assets

$4.0B
Loans

$4.5B
Deposits

$2.7B
AUM

$460M+
Market Cap

## Peer Leading Performance[2]

~1.50%
2025 ROAA

~20%
2025 ROATCE

~49%
2025 Efficiency

## Compelling Financial Metrics[2]

$84M
2025 Net Income

~46%
2025 GAAP EPS Accretion

~25%
2025 Cash EPS Accretion[3]

2.6 years
TBV Earnback[4]

30%+
IRR


PA
Harrisburg
Lebanon
Carlisle
York
Lancaster
Chambersburg
MD
Baltimore
Annapolis
New Headquarters
ORRF Branches (21)
CVLY Branches (30)

1) Excludes the impact of purchase accounting adjustments; Market capitalization based on ORRF's market price of $24.35 as of December 11, 2023
2) Based on consensus street estimates for ORRF and CVLY, assumed cost savings and purchase accounting adjustments
3) Excludes the impact of purchase accounting rate marks (AOCI, loans, time deposits, trust preferred securities and subordinated debt), CDI and CECL amortization (see appendix for proforma reconciliation)
4) Tangible book value earnback calculated using the crossover method

# Commanding Positions in Attractive and Diverse Markets

## Regional Breakout


New Headquarters
ORRF Branches (21)
CVLY Branches (30)
Central
Eastern
Maryland

**Central Region:**
**$3.3B Deposits**
*29 Branches*

**Eastern Region:**
**$391M Deposits**
*13 Branches*

**Maryland Region:**
**$769M Deposits**
*9 Branches*

## Community Bank Deposits in PA and MD[1]


S&T Bancorp $7.0B
Univest $6.0B
Forbright $5.6B
Shore Bancshares $4.7B
Peoples Financial $4.6B
Capital Funding $4.5B
ORRSTOWN / CODORUS $4.4B
Mid Penn $4.0B
Firstrust $3.6B
CNB Financial $3.1B
ORRSTOWN $2.5B
NexTier $2.2B
Fidelity D & D $2.2B
Penn Community $2.1B
Citizens Financial $2.1B
ACNB Corp. $2.0B
Citizens & Northern $2.0B
CODORUS $1.9B
#10
#17
#7
Community Bank in PA & MD

Source: S&P Global Market Intelligence

1) Community banks defined as banks with total assets less than $10B; deposit data as of June 30, 2023, based on combined deposits in Pennsylvania and Maryland and pro forma for pending or recently completed mergers

# Pro Forma Financial Impact

ORRSTOWN Financial Services, Inc. | CODORUS VALLEY BANCORP, INC.

***Financially compelling transaction with significantly increased profitability***

| | GAAP Metrics | | Non-GAAP Metrics[1] (Excl. AOCI & Rate Marks) | | GAAP Metrics[2] (Excl. CECL Day-2 Double Count) | |
|---|---|---|---|---|---|---|
| **Earnings Impact** | **~21%** 2024E EPS Accretion | **~46%** 2025E EPS Accretion | **~8%** 2024E Cash EPS Accretion[3] | **~25%** 2025E Cash EPS Accretion[3] | **~19%** 2024E EPS Accretion | **~43%** 2025E EPS Accretion |
| **TBV Impact** | **(20.9%)** Dilution at Close | **2.6 years** Earnback[4] | **(0.7%)** Dilution at Close | **0.3 years** Earnback[4] | **(19.4%)** Dilution at Close | **2.5 years** Earnback[4] |
| **Pro Forma Capital[5]** | **6.8%** TCE / TA | **7.9%** Leverage Ratio | **8.4%** TCE / TA | **9.5%** Leverage Ratio | **6.9%** TCE / TA | **8.0%** Leverage Ratio |
| | **9.5%** Tier 1 Ratio | **11.8%** TRBC Ratio | **11.5%** Tier 1 Ratio | **13.8%** TRBC Ratio | **9.7%** Tier 1 Ratio | **11.8%** TRBC Ratio |

1) Excludes the impact of purchase accounting rate marks (AOCI, loans, time deposits, trust preferred and subordinated debt)
2) Shown for illustrative purposes; Contemplates potential new FASB accounting implementation
3) Cash EPS accretion also excludes CDI and CECL amortization
4) Tangible book value earnback calculated using the crossover method
5) Pro forma capital ratios are estimated and shown at the transaction close

# Potential for Significant Shareholder Value Creation

| | Orrstown Financial Services, Inc. / Codorus Valley Bancorp, Inc. | | Pro Forma Peers 2025 Estimated[1] | |
|---|---|---|---|---|
| | | | Median | Top Quartile |
| **Profitability** | 2025E GAAP[2] | 2025E Cash[3] | | |
| ROAA | 1.50% | 1.29% | 0.88% | **0.92%** |
| ROAE | 16.3% | 14.0% | 8.9% | **10.4%** |
| Net interest margin | 4.04% | 3.55% | 3.01% | **3.40%** |
| Efficiency ratio | 49.5% | 55.0% | 62.8% | **55.9%** |
| Fee income / revenue | 17.9% | 19.9% | 11.8% | **19.2%** |

Source: S&P Global Market Intelligence; Market data as of December 11, 2023 // 1) Peer group includes public banks headquartered in the Mid-Atlantic with total assets between $4.0B and $10.0B; Peer data based on consensus street estimates // 2) Pro forma company estimates based on consensus street estimates for ORRF and CVLY, assumed cost savings and purchase accounting adjustments // 3) Excludes the impact of purchase accounting rate marks (AOCI, loans, time deposits, trust preferred securities and subordinated debt), CDI and CECL amortization (see appendix for pro forma reconciliation)

# Merger Benefits All Stakeholders

**Shareholders**

- ✓ Materially accretive to each entity's EPS, ROA and ROE
- ✓ Pro forma market capitalization enhances shareholder liquidity
- ✓ Significant upside for all shareholders with successful integration, execution and delivery of estimated performance metrics

**Clients**

- ✓ Greater capabilities and expanded product suite
- ✓ Increased scale enables continued technology investment and client experience improvements
- ✓ Increased lending capacity will support growth of the existing client base

**Employees**

- ✓ Aligned corporate culture and operational philosophy
- ✓ Balanced leadership composition will be inclusive of each team
- ✓ Greater scale provides additional career mobility for our combined employees
- ✓ Strengthens our ability to recruit and retain top-tier talent across our combined markets

**Community**

- ✓ Both banks have served their respective markets for over 100 years and will maintain their strong presence
- ✓ Contiguous branch networks ensure continued involvement in and support of local communities
- ✓ Deep commitment to community banking business model

# Appendix B: Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other "non-GAAP" financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

# GAAP to Non-GAAP Reconciliation

| Net Income / Diluted EPS / Ratios | 2Q24YTD | 2024QTD | 2023 | 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|---|---|---|
| *(Presented In Millions except for Diluted EPS)* | | | | | | | | |
| Average Assets | $ 3,154.9 | $ 3,211.1 | $ 2,999.5 | $ 2,844.8 | $ 2,894.8 | $ 2,645.8 | $ 2,225.1 | $ 1,710.6 |
| Average Equity | 270.5 | 272.8 | 243.3 | 244.3 | 262.2 | 226.9 | 206.0 | 149.7 |
| **Net Income (GAAP)** | **$ 16.3** | **$ 7.7** | **$ 35.7** | **$ 22.0** | **$ 32.9** | **$ 26.5** | **$ 16.9** | **$ 12.8** |
| Less Security Gains | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Add Litigation Settlement | - | - | - | 13.0 | - | - | - | - |
| Add Restructuring Charge | - | - | - | 3.2 | - | - | - | - |
| Add Merger Related Expense | 1.8 | 1.1 | 1.1 | - | - | - | - | - |
| Less Related Tax Effect | 0.1 | 0.1 | 0.1 | 3.4 | - | - | - | - |
| **Adjusted Net Income (Non-GAAP)** | **$ 17.9** | **$ 8.7** | **$ 36.6** | **$ 34.8** | **$ 32.9** | **$ 26.5** | **$ 16.9** | **$ 12.8** |
| **Diluted Shares** | **10.5** | **10.6** | **10.4** | **10.7** | **11.1** | **11.0** | **10.5** | **8.5** |
| **Diluted EPS (GAAP)** [1] | **$ 1.55** | **$ 0.73** | **$ 3.42** | **$ 2.06** | **$ 2.96** | **$ 2.40** | **$ 1.61** | **$ 1.50** |
| **Adjusted Diluted EPS (Non-GAAP)** [1] | **$ 1.71** | **$ 0.83** | **$ 3.51** | **$ 3.25** | **$ 2.96** | **$ 2.40** | **$ 1.61** | **$ 1.50** |
| **ROAA (GAAP)** [1] | **1.04%** | **0.97%** | **1.19%** | **0.77%** | **1.14%** | **1.00%** | **0.76%** | **0.75%** |
| **Adjusted ROAA (Non-GAAP)** [1] | **1.14%** | **1.09%** | **1.22%** | **1.22%** | **1.14%** | **1.00%** | **0.76%** | **0.75%** |
| **ROAE (GAAP)** [1] | **12.09%** | **11.41%** | **14.66%** | **9.02%** | **12.54%** | **11.66%** | **8.21%** | **8.56%** |
| **Adjusted ROAE (Non-GAAP)** [1] | **13.33%** | **12.88%** | **15.06%** | **14.25%** | **12.54%** | **11.66%** | **8.21%** | **8.56%** |

1 - Annualized

# GAAP to Non-GAAP Reconciliation

| Efficiency Ratio (Non-GAAP) | 2Q24YTD | 2024QTD | 2023 | 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|---|---|---|
| *(Presented In Millions)* | | | | | | | | |
| Net Interest Income | $ 53.0 | $ 26.1 | $ 104.9 | $ 99.6 | $ 87.0 | $ 83.6 | $ 69.3 | $ 52.2 |
| Plus Non-Interest Income | 13.8 | 7.2 | 25.7 | 27.0 | 29.2 | 28.3 | 28.5 | 21.0 |
| **Total Revenue (A)** | **$ 66.8** | **$ 33.3** | **$ 130.6** | **$ 126.6** | **$ 116.1** | **$ 111.9** | **$ 97.8** | **$ 73.2** |
| Non-Interest Expense | $ 45.1 | $ 22.6 | $ 83.8 | $ 95.8 | $ 74.1 | $ 74.1 | $ 77.3 | $ 57.9 |
| Less Litigation Settlement | - | - | - | (13.0) | - | - | - | - |
| Less Restructuring Charge | - | - | - | (3.2) | - | - | - | - |
| Less Merger Related Expense | (1.8) | (1.1) | (1.1) | - | - | - | - | - |
| **Adjusted Non-Interest Expense (B)** | **$ 43.3** | **$ 21.5** | **$ 82.8** | **$ 79.7** | **$ 74.1** | **$ 74.1** | **$ 77.3** | **$ 57.9** |
| **Adjusted Efficiency Ratio (B / A)** | **64.8%** | **64.6%** | **63.4%** | **62.9%** | **63.8%** | **66.2%** | **79.0%** | **79.2%** |

| Fee Income / Total Revenue Ratio (Non-GAAP) | 2Q24YTD | 2024QTD | 2023 | 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|---|---|---|
| *(Presented In Millions)* | | | | | | | | |
| Net Interest Income | $ 53.0 | $ 26.1 | $ 104.9 | $ 99.6 | $ 87.0 | $ 83.6 | $ 69.3 | $ 52.2 |
| Plus Non-Interest Income (B) | 13.8 | 7.2 | 25.7 | 27.0 | 29.2 | 28.3 | 28.5 | 21.0 |
| **Total Revenue (A)** | **$ 66.8** | **$ 33.3** | **$ 130.6** | **$ 126.6** | **$ 116.1** | **$ 111.9** | **$ 97.8** | **$ 73.2** |
| **Fee Income / Total Revenue Ratio (B / A)** | **20.7%** | **21.6%** | **19.6%** | **21.3%** | **25.1%** | **25.3%** | **29.2%** | **28.7%** |

# GAAP to Non-GAAP Reconciliation

| Tangible Book Value (Non-GAAP) | 2Q24YTD | 2024QTD | 2023 | 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|---|---|---|
| *(Presented in Millions except for Tangible Book Value Per Share)* | | | | | | | | |
| Total Shareholders' Equity (GAAP) | $ 278.4 | $ 278.4 | $ 265.1 | $ 228.9 | $ 271.7 | $ 246.2 | $ 223.2 | $ 173.4 |
| Less Goodwill | (18.7) | (18.7) | (18.7) | (18.7) | (18.7) | (18.7) | (19.9) | (12.6) |
| Less Intangible Assets | (2.0) | (2.0) | (2.4) | (3.1) | (4.2) | (5.5) | (7.2) | (3.9) |
| Less Related Tax Effect | 0.4 | 0.4 | 0.5 | 0.6 | 0.9 | 1.1 | 1.5 | 0.8 |
| **Tangible Book Value (Non-GAAP) (A)** | $ 258.1 | $ 258.1 | $ 244.4 | $ 207.7 | $ 249.6 | $ 223.2 | $ 197.7 | $ 157.7 |
| Add Merger Related Expense | 1.8 | 1.8 | 1.1 | | | | | |
| Less Related Tax Effect | (0.1) | (0.1) | (0.1) | | | | | |
| **Tangible Book Value (Non-GAAP) Adjusted (C)** | **$ 259.8** | **$ 259.8** | **$ 245.4** | **$ 207.7** | **$ 249.6** | **$ 223.2** | **$ 197.7** | **$ 157.7** |
| **Ending Period Shares Outstanding (B)** | **10.7** | **10.7** | **10.6** | **10.7** | **11.2** | **11.2** | **11.2** | **9.4** |
| **Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)** | **$ 24.08** | **$ 24.08** | **$ 23.03** | **$ 19.47** | **$ 22.32** | **$ 19.93** | **$ 17.65** | **$ 16.73** |
| **Dividend** | 0.40 | 0.40 | 0.80 | 0.76 | 0.74 | 0.68 | 0.60 | 0.51 |
| Cumulative Dividend | 4.49 | 4.49 | 4.09 | 3.29 | 2.53 | 1.79 | 1.11 | 0.51 |
| **Tangible Book Value (Non-GAAP) / Shares Outstanding Adj. for Cumulative Dividend** | **$ 28.57** | **$ 28.57** | **$ 27.12** | **$ 22.76** | **$ 24.85** | **$ 21.72** | **$ 18.76** | **$ 17.24** |